Exhibit 10.8

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LICENSE AGREEMENT

by and between

ALCON RESEARCH, LTD.

and

OCULIS SA,

dated

19 December, 2018

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i

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Table of Contents

(continued)

ii

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Table of Contents

(continued)

Schedules
Schedule A: LME636
Schedule B: Development Plan
Schedule C: ESBA105
Schedule D: Inventory (LME636 and ESBA105)
Schedule E: Licensed Know-How
Schedule F-1: Licensed Compound Patents
Schedule F-2: Licensed Platform Patents
Schedule G: Third Party Agreements
Schedule H: Form of Reporting Template
Schedule I: Material Terms of Equity Issuance
Schedule J: Sales and Royalty Report Form

iii

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LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is made as of this 19th day of December, 2018 (the “Execution Date”), by and between Alcon Research, Ltd., a company organized under the laws of the State of Delaware and located at 6201 South Freeway, Fort Worth, Texas USA 76134-2099 (“Alcon”) and Oculis SA, a company organized under the laws of Switzerland and located at EPFL Innovation Park, c/o Building C, 1015 Lausanne, Switzerland (“Oculis”). Alcon and Oculis are each referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Alcon and/or its Affiliates own or Control the Licensed IP and Manufacturing Platform Technology;

WHEREAS, Novartis AG have announced that they intend to separate their Alcon division from the Novartis group by way of spin-off. The parties acknowledge that this Agreement, together with certain others entered into by Alcon Research, Ltd., are intended to be assigned to one or more Affiliates of Novartis Pharma AG in preparation for, or following, the proposed separation of the Alcon division from the Novartis group; and

WHEREAS, Oculis wishes to obtain from Alcon, and Alcon wishes to grant to Oculis, certain licenses under the Licensed IP and Manufacturing Platform Technology in the Field with which Oculis desires to research, develop, market, sell, offer for sale, distribute, manufacture and have manufactured Licensed Products in the Field, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties hereby agree as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    Definitions. The capitalized terms used in this Agreement shall have the following meanings:

“Accounting Standards” means, with respect to Oculis, IFRS (International Financial Reporting Standards), as consistently applied by Oculis and its Affiliates. Oculis shall promptly notify Alcon in the event that it changes the Accounting Standards pursuant to which its records are maintained, it being understood that Oculis may only use internationally recognized accounting principles (e.g. IFRS, etc.).

“Affiliate” means, with respect to a Party, any Person that directly or indirectly controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” means: (a) direct or indirect ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation; (b) more than fifty percent (50%) of the equity interest in the case of any other type of legal entity or status as a general partner in any partnership; (c) any other arrangement whereby the entity or Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity; (d) if a Party has rights to variable returns from its involvement with an entity or Person

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and has the ability to affect its returns and cause the direction of the management or policies of such entity or Person through its power over such entity or Person; or (e) the ability to cause the direction of the management or policies of a corporation or other entity. In the case of entities organized under the Laws of certain countries, the maximum percentage ownership permitted by Law for a foreign investor may be less than fifty percent (50%), and in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

“Agreement” is defined in the Preamble.

“Alcon” is defined in the Preamble.

“Alcon Inventions” means Patents and Know-How discovered, developed, invented, conceived or reduced to practice by or on behalf of Alcon or its Affiliates or Novartis Pharma AG’s Affiliates after the Execution Date.

“[***]” means [***].

“Alcon Indemnitees” is defined in Section 11.1.

“Apexigen Agreement” means that certain Antibody Candidate Discovery and Development Agreement by and between ESBATech AG and Epitomics, Inc., n/k/a Apexigen Inc. dated March 6, 2007, as amended by that certain First Amendment dated June 22, 2009, as further amended by that certain Second Amendment dated March 30, 2012, and as further amended by that certain letter dated April 14, 2015, and as further amended by that certain Third Amendment dated October 30, 2018.

“ARL” is Alcon Research, Ltd.

“Auditor” is defined in Section 7.5(b).

“Business Day” means a day other than (a) a Saturday or a Sunday; (b) a bank or other public holiday in Fort Worth, Texas or East Hanover, New Jersey; (c) a bank or other public holiday in Lausanne or Basel, Switzerland; or (d) the nine (9) consecutive days beginning on December 24th and continuing through January 1st to the extent not already covered in (a), (b) or (c).

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

“Calendar Year” means a period of twelve (12) consecutive calendar months ending on December 31.

“Cap” is defined in Section 13.2.

“CellMedica” is defined in the definition of “Delenex License”.

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“cGCP” means current Good Clinical Practices, such as the practices defined in 21 C.F.R. § 50, 54, 56, 312 and 314, and applicable ICH standards as each may be amended from time to time, and further including any analogous set of regulations, guidelines or standards as defined, from time to time, by any relevant Regulatory Authority having jurisdiction over the Development, use, Manufacture, and/or Commercialization of the Licensed Products.

“cGLP” means current Good Laboratory Practices, such as the practices defined in 21 C.F.R. § 58 and applicable FDA then-current laboratory review and inspection requirements, as each may be amended from time to time, and further including any analogous set of regulations, guidelines or standards as defined, from time to time, by any relevant Regulatory Authority having jurisdiction over the Development, use, Manufacture, and/or Commercialization of the Licensed Products.

“cGMP” means current Good Manufacturing Practices, such as the practices pursuant to 21 C.F.R. § 211, et seq., and applicable ICH standards, as each may be amended from time to time, and further including any analogous set of regulations, guidelines or standards as defined, from time to time, by any relevant Regulatory Authority having jurisdiction over the Development, use, Manufacture, and/or Commercialization of the Licensed Products.

“Change of Control” is defined in Section 17.3(d)(ii).

“Combination Product” is defined in the definition of “Net Sales”.

“Commercialize” means any and all activities directed toward commercialization of the Licensed Products, including pre-launch, launch and post-launch marketing, promoting, detailing, distributing, importing, exporting, selling or offering to sell a Licensed Product, including Manufacturing activities in support of the foregoing. “Commercialization” and “Commercializing” shall have a corresponding meaning.

“Compliance Standards” is defined in Section 10.4(a).

“Compound” means the single-chain antibody fragment (scFv) referred to as LME636, having the amino acid sequence shown in Schedule A. For the avoidance of doubt, the Compound is [***], and [***], and does not include, inter alia, any [***] (collectively, “Modified Sequences”), together with any [***], including [***], and any [***] (collectively, “Derivatives”).

“Control” or “Controlled” means, with respect to any Intellectual Property Rights, or other proprietary, trade secret or other information, the legal authority or right (whether by ownership, license or otherwise) of a Party or its Affiliates to grant a license or a sublicense of or under such Intellectual Property Rights to the other Party or its Affiliates or provide such data or other information to such other Party or its Affiliates without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party or without giving rise to any financial or other obligation to any Third Party.

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“CSL License” means that certain License Agreement by and between ESBATech AG and CSL Limited, dated as of March 20, 2007, and subsequently assigned to Alcon on December 31, 2009.

“Data Controller” is defined in Section 17.7.

“Delenex” is defined in the definition of “Delenex License”.

“Delenex License” means that certain License Agreement by and between ESBATech AG and Delenex Therapeutics AG (“Delenex”), dated as of September 11, 2009. Cell Medica Ltd. (“CellMedica”) acquired Delenex on or about July 14, 2016, and the Delenex License is now held by CellMedica.

“Develop” or “Development” means, with respect to the Compound or any Licensed Products, drug research and development activities, including, without limitation, process development, test method development and stability testing, assay development and audit development, toxicology, formulation, pharmaceutical development, quality assurance/quality control development, statistical analysis, clinical studies, process development, packaging development, product validation activities, regulatory affairs, and the preparation, filing and prosecution of Regulatory Filings with Regulatory Authorities, including, without limitation, the EMA and the FDA, in order to obtain the Regulatory Approval for any such Licensed Products in a particular country.

“Development Plan” means the plan covering the Development of the Compound and/or any Licensed Products attached hereto as Schedule B.

“Diligent Efforts” means the expenditure of those efforts and resources consistent with customary practices of comparable companies in the pharmaceutical industry in Developing, Manufacturing or Commercializing a comparable biopharmaceutical product at a similar stage of Development or Commercialization, with similar Development and Regulatory Approval risk profiles, similar scope of patent protection, similar competitive landscape (as applicable to biopharmaceutical drug products), of similar market and commercial potential and similar pricing and reimbursement situation. For example, without limiting the generality of the foregoing, there may be countries in the Territory where it may not be feasible or commercially reasonable to Commercialize Licensed Products.

“Dispute” is defined in Section 17.2.

“Discontinued Patents” is defined in Section 5.3(a).

“[***]” shall have the meaning defined in [***].

“Effective Date” is defined in Section 6.1.

“EMA” means the European Medicines Agency or any successor entity thereto.

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“ESBA105” means the single-chain antibody fragment (scFv) having the amino acid sequence shown in Schedule C, and [***], but only to the extent [***] (a) is [***], and (b) is [***]. For the avoidance of doubt, in the event that [***]. For the avoidance of doubt, ESBA105 is [***], and [***].

“Execution Date” is defined in the Preamble.

“Exit Event” means any of the following events occurring [***] and as a result of which [***]: (a) [***]; or (b) [***]; or (c) [***]; or (d) [***], other than [***].

“FDA” means the United States Food and Drug Administration or any successor entity thereto.

“Field” means the [***] (a) [***]; and (c) [***].

“Filling and Packaging” means filling, finishing, packaging, labeling, warehousing, quality control testing (including required in-process, release and stability testing), supplying, shipping, and release of any Licensed Products, as well as incoming inspections, validation and other testing, recordkeeping, data and database development, management, storage and retention activities relating to any of the foregoing in this definition.

“First Commercial Sale” means, with respect to a Licensed Product, the first arm’s length sale to a Third Party (other than an Affiliate or sublicensee) in a particular country after the Regulatory Approval of such Licensed Product has been obtained in such country, for use of such Licensed Product in the Field in the Territory.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

“Force Majeure” means any unavoidable and unforeseeable event which is beyond the reasonable control of the Party affected, including but not limited to the following events: earthquake, storm, flood, fire or other acts of nature, epidemic, war (whether or not declared), riot, public disturbance, strike or lockouts, government actions, terrorist attack or the like.

“Generic Equivalent” means, with respect to a particular Licensed Product in a country, any product that: (a) has [***] where such [***]; (b) [***]; and (c) is [***], and which [***].

“Governmental Entity” means any court, agency, authority, department, legislative or regulatory body or other instrumentality of any government, country, or national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country, a supranational organization of which any such government or country is a member, or quasi- governmental authority or self-regulatory organization of competent authority.

“ICC” is defined in Section 17.2.

“ICC Rules” is defined in Section 17.2.

“ICH” means The International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.

“IND” means an Investigational New Drug application in the United States filed with the FDA or the corresponding application for the investigation of Licensed Products in any other country or group of countries, as defined in the applicable Law and filed with the Regulatory Authority of a given country or group of countries.

“Information” means all proprietary information and data of a financial, commercial, clinical or technical nature, including Know-How, owned or Controlled by a Party, which has been supplied or otherwise made available to the other Party or its Affiliates, under this Agreement and whether made available orally (if and to the extent a written summary of such oral information is made available within [***] after the oral information is made available), in writing or in electronic form, including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae.

“Infringement” is defined in Section 5.5.

“Insolvency Event” means, in relation to a Party, any one of the following: (a) such Party is the subject of voluntary or involuntary bankruptcy, deferral of bankruptcy, moratorium, or

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composition proceedings instituted on behalf of or against such Party (except for proceedings which are dismissed within [***]); (b) an administrative receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed for substantially all of the assets of such Party (except for proceedings which are dismissed within [***]); (c) a resolution to wind up such Party shall have been passed, other than a resolution for the solvent reconstruction or reorganization of such Party; or (d) a resolution shall have been passed by such Party’s board of directors to make an application for an administration order or to appoint an administrator for substantially all of the assets of such Party (except for proceedings which are dismissed within [***]).

“Intellectual Property Rights” means all rights in Patents, rights to inventions, copyright and related rights, rights in trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in confidential information (including Know-How) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions (for their full term) of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world.

“Intermediaries” is defined in Section 10.4(b).

“Inventory” means the inventory of [***] as listed in Schedule D [***].

“Know-How” means technical information, know-how and data, including inventions (whether patentable or not), discoveries, trade secrets, package specifications, chemical specifications, analytical test methods, stability data, testing data, product specifications, instructions, processes, formulation information, validation documents, materials (including all biological and chemical materials), drawings, formulae, reports, and other technology and techniques including all biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical safety, safety data, preclinical and clinical data, and expertise and other technology applicable to compounds, molecules, cell lines, formulations, compositions, products or to their manufacture, development, registration, use or commercialization or methods of assaying or testing them or process for their manufacture, formulations containing them, compositions incorporating or comprising them, expertise and information, regulatory filings and copies thereof, relevant to the development, manufacture, use or commercialization of and/or which may be useful in studying, testing, development, production or formulation of products, or intermediates for the synthesis thereof.

“Law” means any statute, law, regulation, rule, code, order, ordinance, judgment or requirement of a Governmental Entity.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

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“Licensed Compound Patents” means the Patents identified as such in Schedule F-1, only to the extent they claim the Compound or its manufacture or use in the Field.

“Licensed IP” means the Licensed Patents and the Licensed Know-How.

“Licensed Know-How” means the Know-How owned and/or Controlled by Alcon and/or its Affiliates as of the Execution Date that: (a) is necessary to Develop, Manufacture or have Manufactured, and/or Commercialize any Licensed Products in the Field in the Territory, including to Manufacture or have Manufactured the Compound in the Field in the Territory, and (b) is provided to Oculis pursuant to Section 3 expressly identified on Schedule E attached hereto or otherwise provided to Oculis during the time periods set forth in Section 3. Licensed Know- How further includes ESBA105 and all information and data (pre-clinical and clinical) related specifically to clinical trials sponsored by Alcon (i.e., the studies [***]).

“Licensed Patents” means (a) the Patents that are identified herein as the Licensed Compound Patents and the Licensed Platform Patents, and (b) the Patents that are Controlled as of the Effective Date by Alcon or any of its Affiliates or any Affiliates of Novartis Pharma AG, that would be infringed but for a license thereunder by the use, Development, Manufacture or Commercialization of the Licensed Product, and which Oculis elects in writing by notice to Alcon to include as part of the Licensed Patents. For the avoidance of doubt, and without limiting any other obligation under this Agreement, Oculis agrees that any Licensed Patents included under part (b) may not be used by Oculis for any purpose other than for Development, Manufacture or Commercialization of the Licensed Product in the Field.

“Licensed Platform Patents” means the Patents identified as such in Schedule F-2, only to the extent they claim specific features of the Compound or claim certain embodiments necessary for its manufacture or use in the Field.

“Licensed Product(s)” means one (1) or more pharmaceutical, therapeutic or diagnostic products containing the Compound as an active ingredient alone or in combination with other active ingredients.

“Licensed Product Activities” is defined in Section 4.1.

“Losses” is defined in Section 11.1.

“Loss of Market Exclusivity” means, with respect to any Licensed Product and on a country-by-country basis, that the following has occurred: (a) a Generic Equivalent has been launched (i.e. being sold) in the relevant country; and (b) such Generic Equivalent has obtained a market share in such country in a Calendar Year of [***], as such Generic Equivalent sales are evidenced by credible independent market data or other evidence of similar credibility.

“Manufacture” or “Manufacturing” means any and all activities directed to the manufacture, receipt, incoming inspections, storage and handling of the Compound and/or any Licensed Products, and the manufacture, processing, formulation, fill, finish, packaging, labeling,

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warehousing, quality control testing (including in-process, release and stability testing), supplying, shipping, and release thereof, including manufacturing process development, scale-up, yield and other improvements, and validation and other testing, as well as recordkeeping, data and database development, management, storage and retention activities relating to any of the foregoing in this definition.

“Manufacturing Platform Technology” means technology, Know-How and Information, in each case only to the extent necessary for the Manufacture and/or analytical testing of the Compound or any Licensed Products in the Field, and/or other available records related to the Manufacturing process that are (a) in existence and owned and/or Controlled by Alcon and/or its Affiliates as of the Execution Date, and (b) provided to Oculis pursuant to Section 3. For the avoidance of doubt, “Manufacturing Platform Technology” excludes Licensed Patents and Licensed Know-How.

“Meeting Hours” means the time spent by Alcon representatives in meetings with Oculis representatives to answer questions raised by Oculis in accordance with Section 3.2 (independent of the number of Alcon personnel participating in any such meetings). Preparation time for meetings and follow up by Alcon with Oculis subsequent to meetings will not be counted as Meeting Hours.

“Milestone” is defined in Section 6.3.

“Milestone Payments” is defined in Section 6.3.

“Net Exit Proceeds” means that [***] (including, for the avoidance of doubt, [***]) [***].

“Net Sales” means the net sales recorded by or on behalf of Oculis and any of its Affiliates, or sublicensees or assignees for the Licensed Products sold to Third Parties other than Oculis’ sublicensees, as determined in accordance with the Accounting Standards consistently applied at Oculis or any of its Affiliates, or sublicensees or assignees. The deductions recorded by Oculis and its Affiliates, or sublicensees or assignees to calculate the recorded net sales from gross sales include the following:

(a)    normal trade and cash discounts;

(b)    amounts repaid or credited by reasons of defects, rejections, recalls or returns;

(c)    rebates and chargebacks to customers and Third Parties (including, without limitation, Medicare, Medicaid, managed healthcare and similar types of rebates);

(d)    amounts provided or credited to customers through coupons and other discount programs;

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(e)    delayed ship order credits, discounts or payments related to the impact of price increases between purchase and shipping dates or retroactive price reductions; and

(f)    other reductions or specifically identifiable amounts deducted for reasons similar to these listed above in accordance with the Accounting Standards.

With respect to the calculation of Net Sales:

(g)    Net Sales only include the value charged or invoiced on the first arm’s length sale to a Third Party and sales between or among Oculis and its Affiliates and sublicensees shall be disregarded for purposes of calculating Net Sales;

(h)    if a Licensed Product is delivered to the Third Party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under the Accounting Standards are met; and

(i)    distributors shall not be considered as sublicensees.

In the event that a Licensed Product is sold in a finished dosage form containing the Compound in combination with one (1) or more other active ingredients (a “Combination Product”), Net Sales will be calculated [***]. Regarding prices [***], if these [***]. If the [***], the calculation of Net Sales for Combination Products will [***].

“Notice” is defined in Section 5.1(b).

“Oculis Improvements” means (i) any [***], and (ii) any [***].

“Oculis” is defined in the Preamble.

“Oculis Inventions” means [***] and which is [***], including all [***].

“Party” and “Parties” are defined in the Preamble.

“Patents” means any and all (a) issued patents; (b) pending patent applications, including all provisional applications, divisions, continuations, substitutions, continuations-in-part and renewals, and all patents granted thereon; (c) patents-of-addition, re-examinations, reissues and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof; (d) inventor’s certificates; (e) other forms of government-issued rights substantially similar to any of the foregoing; and (f) United States and foreign counterparts of any of the foregoing.

“[***]” is defined in [***].

“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity.

“Personal Information” is defined in Section 17.7.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

“Phase 3 Clinical Trial” means a pivotal clinical study with a defined dose or a set of defined doses of a pharmaceutical product in patients designed to ascertain the efficacy and safety of such product for the purpose of enabling the preparation and submission of applications for Regulatory Approval.

“Regulatory Approval” means, with respect to a Licensed Product, any approval (notwithstanding the indication), registration, license or authorization from a Regulatory Authority to market and sell such Licensed Product in the Field in one or more countries in the Territory. For clarity, Regulatory Approval does not include any approvals related to pricing and/or reimbursement of a Licensed Product.

“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Entity involved in granting Regulatory Approval in such country or regulatory jurisdiction, such as the FDA or the EMA.

“Regulatory Filings” means, with respect to a Licensed Product, any submission to a Regulatory Authority for any appropriate Regulatory Approval.

“Royalty Term” is defined in Section 6.5(b).

“Sales and Royalty Report” is defined in Section 7.4.

“Sensitive Information” is defined in Section 17.2(c)(iii).

“Term” is defined in Section 14.1(a).

“Territory” means worldwide.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Third Party Agreements” is defined in Section 2.2(e).

“Upfront Payment” is defined in Section 6.1.

“US Dollars” or “US$” or “United States Dollars” means the lawful currency of the United States of America.

“Valid Claim” means a claim of:

(a)    an unexpired and issued Licensed Patent; or

(b)    a pending Licensed Patent application that has been pending for no more than [***] after the submission of the application;

that has not been disclaimed, revoked, or held invalid, unpatentable or unenforceable by an administrative agency, court or other government agency of competent jurisdiction in a final and non-appealable decision [***], and which has not been admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

1.2     Interpretation. In this Agreement unless otherwise specified:

(a)    “includes” and “including” shall mean respectively includes and including without limitation;

(b)    words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

(c)    the Schedules and other attachments form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Schedules and attachments;

(d)    references to Articles and Sections are to articles and sections of this Agreement unless otherwise specified;

(e)    a reference to an enactment or statutory provision is a reference to it as it may from time to time be amended, modified, consolidated, repealed or reenacted and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

(f)    the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement;

(g)    any reference to “writing” or “written” includes faxes and any legible reproduction of words delivered in permanent and tangible form (but does not include email);

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(h)    the words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and

(i)    the Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in its preparation.

2.	LICENSE

2.1    License Grant from Alcon to Oculis. Subject to the terms and conditions of this Agreement, Alcon grants to Oculis an exclusive (even as to Alcon, subject to Section 2.3), royalty- bearing, sublicensable (subject to Section 2.2), assignable (subject to Section 17.3) license under the Licensed IP and Manufacturing Platform Technology to use the Licensed IP and Manufacturing Platform Technology solely to Develop, Manufacture or have Manufactured and/or Commercialize Licensed Products in the Field in the Territory, including the right to Manufacture or have Manufactured the Compound in the Field in the Territory [***] or to [***]. In connection with the foregoing license grant, Oculis may [***], as long as [***]. For the avoidance of doubt, the foregoing license is [***]. Further, Oculis acknowledges that it, Oculis, shall [***] (i) [***], or (ii) to [***], and Oculis [***]. Rights granted to Oculis with respect to [***] are [***], and rights to [***] are [***].

2.2     Sublicensing; Subcontracting.

(a)    [***]. Notwithstanding anything else to the contrary in this Agreement, Oculis may [***]; provided, however, that Oculis may [***] subcontract and sublicense such rights [***] (i) [***], or (ii) [***]. In the event that [***], and/or where [***], Oculis shall [***] within [***].

(b)    Sublicensing by Oculis. Oculis may sublicense the rights granted under Section 2.1 in multiple tiers and in whole or in part without the prior written consent of Alcon, but after providing at least [***] prior notice to Alcon, subject to Section 2.2(a) (i.e. in any event, [***]) and the requirements of Section 2.2(d):

(i)    to its Affiliates, as reasonably required for Oculis to perform its obligations under this Agreement in connection with the Development, Manufacture and Commercialization of the Licensed Product in the Field throughout the Territory, which sublicense shall automatically terminate when any such Affiliate ceases to be an Affiliate of Oculis; or

(ii)    to one or more Third Parties designated by Oculis from time to time, for the purpose of undertaking Manufacturing and/or Development and /or Commercialization Activities (including local distribution) of the Licensed Product in the Field, in one or more countries in the Territory, in each and every case [***]; or

(iii)    to [***]. For the sake of clarity, Oculis [***]. Further, for the avoidance of doubt [***].

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(c)    Subcontracting by Oculis. Subject to [***], Oculis may [***]; except that [***]. For clarity, Oculis shall be free to perform any Commercialization activities (namely activities such as shipping, transportation, wholesale distribution, warehousing, etc.) through one (1) or more subcontractors without the prior written consent of or notice to Alcon. In any event, Oculis shall remain directly responsible for all of its Development, Manufacturing and Commercialization activities and obligations under this Agreement that have been delegated or subcontracted to any such Third Party.

(d)    Sublicense and Subcontracting Requirements. Any sublicense or subcontracting by Oculis (save for [***]) will be [***] that (i) requires the sublicensee or subcontractor to [***] and (ii) is not [***]. Oculis shall [***] and shall [***]. A [***] shall be [***] within [***]; provided that [***].

(e)    Limitations Passed Through; Third Party Agreements. Notwithstanding anything to the contrary, (i) Oculis acknowledges and agrees that all rights granted by Alcon to Oculis in this Agreement are, and shall remain, subject to the terms and conditions of the Apexigen Agreement, the Delenex License, and the CSL License (collectively, the “Third Party Agreements”) to which Oculis acknowledges that it was given full access to in the course of the due diligence; and (ii) Oculis acknowledged and agrees that it is bound by those sections of the Third Party Agreements as specifically set forth in Schedule G, that are applicable to Oculis as a licensee of the Licensed IP and Manufacturing Platform Technology. Alcon intends to assign and/or sublicense, as the case may be, certain rights and/or obligations of Alcon and/or its Affiliates under the Third Party Agreements to Oculis for the purpose of enabling Oculis to exercise its rights and perform its obligations under this Agreement. In connection with any such sublicense and/or assignment, Oculis shall be responsible for fulfilling certain financial and other obligations under these Third Party Agreements as are specifically listed in Schedule G, including, where applicable, payment of royalties to Apexigen. Alcon will promptly notify Oculis of any termination of the Third Party Agreements, and shall not, without prior written consent of Oculis, agree to an amendment or modification of any Third Party Agreement listed in this Schedule E if such amendment or modification results in an increase of Oculis’ obligations or a diminishment of Oculis’ rights. Alcon represents and warrants that other than with respect to the royalty due to Apexigen under the Apexigen license, no royalties or other payments will be due directly to any third party as a result of Oculis’ use of Licensed Technology.

2.3    Reservation of Rights by Alcon. Without prejudice to any other rights that Alcon and/or its Affiliates may have, Oculis agrees that Alcon and/or its Affiliates retains or shares full and unencumbered rights under the Licensed IP and Manufacturing Platform Technology to exploit or have exploited the Compound in the Territory outside the Field, and retains or shares full and unencumbered rights under the Licensed IP and Manufacturing Platform Technology to exploit or have exploited any other compound for any purpose whatsoever. Oculis acknowledges and agrees that as between the Parties, Alcon and/or its Affiliates are the sole owner(s) of all right, title and interest in and to Compound as well as all Licensed IP and Manufacturing Platform Technology, and Oculis has not acquired, and shall not acquire, any right, title or interest in or to the Compound, Licensed IP and/or Manufacturing Platform Technology pursuant to this Agreement other than the rights expressly set forth in this Agreement. For the avoidance of doubt, Oculis hereby acknowledges and agrees that it or any of its Affiliates or any Third Party acting on behalf of, or under the authority of or license from, Oculis, including any sublicensee or assignee hereunder, (a) shall have no right to practice, and shall not practice, during the Term and at any time thereafter, any Licensed IP and/or Manufacturing Platform Technology for any purpose other

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than to Develop, Manufacture or have Manufactured, and/or Commercialize Licensed Products in the Field in the Territory, including the right to Manufacture or have Manufactured the Compound in the Field in the Territory, in each case as provided for in this Agreement, including [***], and (b) shall not use, Develop, Manufacture or Commercialize any Modified Sequences or Derivatives or any products based thereon.

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3.     TRANSFER OF LICENSED KNOW-HOW AND MANUFACTURING PLATFORM TECHNOLOGY; VENDOR RELATIONSHIPS

3.1     Transfer.

(a)    Transfer of Information and Data. Alcon shall provide to Oculis within [***] of the Effective Date with a copy (in electronic format if it is available in electronic format or a hard copy upon written request if it is not available in electronic format as soon as reasonably possible) of the documentation and data as listed in Schedule E to the extent it is available in the global databases (for clarity, this explicitly excludes the data in the global safety database) and archives but only to the extent that such information and data would be accessible by Alcon using commercially reasonable efforts, and, including relevant Know-How related to the Manufacturing of the Compound and ESBA105 and/or drug product manufactured therefrom. For clarity, any additional information that is available on a country level may be transferred by Alcon or its Affiliates or Novartis Pharma AG’s Affiliates to the extent such effort is commercially reasonable for Alcon and only upon Oculis’ written request and at [***] costs. Such transfer will occur as soon as reasonably possible upon receipt of Oculis’ request. Any request for transfer of local data needs to be submitted by Oculis within [***] after the Execution Date.

(b)    Licensed Know-How and Manufacturing Platform Technology. Within [***] after the Effective Date, Alcon and/or its Affiliates shall provide a Letter of Authorization to [***], and/or, at Oculis’ election upon advance written notice to Alcon pursuant to Section 2.2(a), to [***], stating that Information and/or data related to the Licensed Know-How and Manufacturing Platform Technology (including any data and Information related to ESBA105) available at [***] and expressly identified on Schedule E may be directly accessed by and/or provided to Oculis for the purpose of Oculis exercising respectively fulfilling its Manufacturing rights and obligations under this Agreement, but only to the extent such Information and/or data exists in a written form suitable for copying for the purpose of such transfer and is otherwise readily available or accessible to the persons at [***] designated to undertake such transfer to Oculis. For clarity, any additional country-specific level information that is reasonably available to Alcon and is required for Oculis to fulfill its obligations or to exercise its rights under this Agreement may be transferred, at Alcon’s direction, by [***] upon Oculis’ written request and at Oculis’ expense, to the extent such information is reasonably accessible and retrievable by [***], provided that any such request for the transfer of country-specific data must be submitted by Oculis within [***] after the Effective Date. If within [***] after the Effective Date, Oculis finds that Alcon’s transfer of indispensable Know-How applicable to the Licensed Products and/or Compound in the Field to Oculis is not complete, Alcon shall use commercially reasonable efforts to promptly transfer or have transferred any such missing Licensed Know-How to Oculis, or [***]. For the sake of clarity, any Licensed Know-How and Manufacturing Platform Technology within Alcon’s and/or any of its Affiliates’ and/or any of Novartis Pharma AG’s Affiliates’ possession that is required for Oculis’ performance under the Development Plan or otherwise in connection

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with the Licensed Product Activities, will be transferred directly from Alcon and/or its Affiliates to Oculis solely on a need-to-know basis, “as-is”, and only to the extent such information exists in a written form suitable for copying for the purpose of such transfer and is otherwise readily available or accessible to the persons at Alcon and/or its Affiliates designated to undertake any such transfer to Oculis. For clarity, all Licensed Know-How and Manufacturing Platform Technology provided to Oculis hereunder shall at all times remain proprietary to Alcon and/or its Affiliates and/or Novartis Pharma AG’s Affiliates’, and in the event of termination of this Agreement by either Party for any reason, this Agreement shall not be construed as granting an intrinsic license to Oculis [***] of any Manufacturing Platform Technology and/or Licensed Know-How, and such Manufacturing Platform Technology and/or Licensed Know-How shall be returned to Alcon and/or its Affiliates in the event of any such termination pursuant to Section 14.5(c).

(c)    Regulatory Filings. Alcon will assign to Oculis the IND [***] and IND [***] within [***] after the Effective Date. Thereafter, Oculis shall be responsible for all future correspondence relating to the INDs and any and all subsequent Regulatory Filings relating to the Compound, it being understood that any such activities will be conducted in accordance with applicable Law. Until completion of the assignment of IND [***] and IND [***] to Oculis in accordance with Section 3.1(c), Alcon shall maintain the IND [***] and IND [***] and will, to the extent reasonably practicable, provide copies to Oculis of any correspondence with Regulatory Authorities.

(d)    Adverse Event Reporting and Safety Data Exchange. Oculis, upon completion of assignment of IND [***] and IND [***] in accordance with Section 3.1((c)), shall be responsible for the reporting and handling of safety information involving or relating to the Compound and/or the Licensed Products to the extent required by applicable Law. Without limiting the obligations of Alcon under Section 3.1, Alcon shall make a one-time transfer to Oculis within [***] after the Effective Date, of the legacy data for the Compound or any drug substance or drug product manufactured therefrom in the Alcon global safety database, in PDF copies of CIOMS I forms and supplemental data extracted in the form of Excel line listings, understanding that certain elements will be redacted respecting appropriate data privacy laws. Full information to allow the necessary safety and demographic analyses shall be provided for the Alcon safety database, without including any individual patient or reporter identifiers. Patient initials, date of birth, reporter name and address shall not be transferred. Source documents shall be retained by Alcon and, in respect of data privacy, copies of anonymized source documents shall be provided on request of Oculis only after redaction of patient and reporter identifiers at the expense of Oculis if required for protection of patient safety or in the event requested or required by a Regulatory Authority.

3.2    Transfer Assistance. For [***] after the Effective Date and upon Oculis’ reasonable request, Alcon shall use its commercially reasonable efforts to (a) answer questions and provide any necessary clarification to Oculis related to the Licensed Know-How and Manufacturing Platform Technology, or (b) otherwise assist Oculis in completing the Licensed Know-How and Manufacturing Platform Technology transfer, in each case of (a) and (b), only to the extent reasonably practicable for Alcon to provide such assistance. After the physical transfer has been completed, if assistance is required, such assistance will be provided at no cost to Oculis for up to forty (40) Meeting Hours. For clarity, such assistance will be provided remotely (e.g.

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e-mail, telephone or video conferences) and shall not require Alcon representatives to travel to Oculis’ business site. In addition, at any time during the Term, Alcon shall use commercially reasonable efforts to provide to Oculis information related to the Licensed Know-How and the Manufacturing Platform Technology, which has been requested by a Regulatory Authority in connection with obtaining or maintaining Regulatory Approval for a Licensed Product. Oculis shall compensate Alcon for any assistance beyond the [***] after the Effective Date and/or beyond the forty (40) Meeting Hours at a rate of [***] per hour and per person. Alcon shall no longer be obliged to provide further assistance beyond a total of 160 working hours (20 days x 8h). Furthermore, Oculis acknowledges and agrees, however, that Alcon may not continue to retain staff familiar with the Licensed Know- How and the Manufacturing Platform Technology and that Alcon shall have no obligation to keep information and documentation related to the Licensed Know-How and the Manufacturing Platform Technology in excess of legal requirements

3.3    Vendor Relationships; Limitations on Manufacturing by Oculis. The Parties acknowledge and agree that Alcon and/or its Affiliates shall be under no obligation to transfer or assign any agreements that it may have with vendors or service providers (e.g. contract research organizations, contract manufacturers, contract clinical trial sites, consultants, etc.) in connection with this Agreement. If, however, Oculis wishes to engage one (1) or more such vendors or service providers in connection with the Licensed Product Activities [***], upon Oculis’ written request, Alcon and/or its Affiliates will provide reasonable assistance to Oculis in such efforts and issue a Letter of Authorization to the respective vendors and service providers stating that Information and data related to the Compound and/or ESBA105 available at such vendors and service providers may be directly accessed by Oculis, subject to appropriate redaction or safeguarding of potentially competitively sensitive information as determined by Alcon and/or its Affiliates in its or their reasonable discretion.

4.	DEVELOPMENT, COMMERCIALIZATION AND MANUFACTURING

4.1    Oculis Responsibilities. Oculis will use its Diligent Efforts to Develop, Manufacture or have Manufactured, and Commercialize Licensed Products in the Field in the Territory (individually and together, the “Licensed Product Activities”) at its own cost and expense; provided, however that such Manufacturing shall be performed solely through [***] or [***]; and provided further that Alcon shall use its Diligent Efforts to perform its respective obligations and shall cooperate with and provide reasonable support to Oculis in performance of Oculis’ responsibilities hereunder. Oculis shall provide Alcon with an updated version of its Development Plan in accordance with its reporting obligations as defined in Section 4.2.

4.2    Reporting Obligations. Oculis shall provide Alcon with a written summary report on or before [***] and on or before [***] of each Calendar Year, summarizing the following Oculis responsibilities hereunder: (a) Licensed Product Activities for the Compound and/or the Licensed Product(s) in the Field in the Territory performed in the prior [***], and (b) anticipated plans for the Licensed Product Activities for

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the Compound and/or the Licensed Product(s) in the Field in the Territory for the subsequent [***]. Each such report shall contain, at a minimum, information sufficient to permit Alcon to evaluate Oculis’ progress towards its obligations under this Agreement, and if so requested by Alcon, shall be followed-up or prefaced with a telephone conference between sufficiently qualified representatives of each Party at a mutually agreed time but in any event no later than [***] following Alcon’s request to discuss such report in more detail. A form of reporting template is attached hereto as Schedule H. All information and data obtained under this Section 4.2 shall be used only for the purposes of verifying compliance with Oculis’ diligence obligations under Section 4.1 and shall be treated as Oculis’ confidential Information and subject to the confidentiality obligations set forth in Section 15.

5.	INTELLECTUAL PROPERTY

5.1    Ownership; Grant-Back to Alcon. Subject only to the license rights expressly granted to the other Party under this Agreement:

(a)    Each Party shall retain all right, title and interest in and to any Intellectual Property Rights that are owned, licensed or sublicensed by such Party prior to or independent of this Agreement.

(b)    Right to Negotiate a License. Oculis shall be the sole owner of Oculis Inventions. Oculis hereby grants Alcon a first right to negotiate a worldwide royalty-bearing license to any Patents directed to an Oculis Invention for use solely for purposes outside the Field. Alcon shall indicate its intention to negotiate a license by notifying Oculis in writing within [***] of the disclosure of such Oculis Invention(s) to Alcon (“Notice”). If Alcon decides to negotiate a license, the terms shall be negotiated in good faith by both Parties within [***] from Oculis’ receipt of Notice, or until such alternate date as the Parties may mutually agree in writing. If no such agreement is signed by the Parties after good faith negotiations, Oculis shall have no further obligation to Alcon with respect to such Oculis Invention.

(c)    Oculis will notify Alcon of any plans to file any patent application directed to Oculis Inventions or Oculis Improvements at least [***] before filing any such patent applications. If Alcon identifies that such application includes Alcon Information that is subject to restrictions on disclosure and use under Section 15 (Confidentiality), Alcon will so notify Oculis within [***] of receipt of such application, and Oculis will revise such application to remove any such Alcon Information. Oculis will not file any Patents directed to or including Alcon trade secrets or Alcon Information that is subject to restrictions on disclosure and use under Section 15 (Confidentiality) without the express written consent of Alcon.

(d)    Grant-Back License. Oculis shall be the sole owner of the Oculis Improvements. Oculis hereby grants to Alcon a worldwide, non-exclusive, perpetual, irrevocable, royalty-free, fully paid up, transferable, sublicensable right and license to use, develop, make, have made, practice methods and processes, and otherwise exploit (i) any Oculis Improvements, and (ii) Section 5.1(b) notwithstanding, any Patents directed to Oculis Inventions that arise in connection with [***]; in both instance, developed solely by Oculis or on its behalf. Such Grant-Back Licenses shall be for any purpose solely outside the Field and other than for the Development or Manufacture or Commercialization of the Compound and/or the Licensed Products. For the avoidance of doubt, [***].

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(e)    For the avoidance of doubt, Oculis Improvements do not extend the rights of Oculis under the terms of this Agreement. Oculis shall have no right to exploit and/or practice, and shall not exploit and/or practice, any such Oculis Improvements outside the Field in the Territory insofar as such actions would otherwise infringe or use Licensed IP.

(f)    Alcon hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Oculis or any of its Affiliates, or direct or indirect customers, sublicensees, successors or assignees, any Patents owned or controlled by Alcon or its Affiliates solely in connection with the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. Alcon shall ensure that the covenant above is binding upon its Affiliates and sublicensees, and in the event Oculis transfers any rights under the Licensed IP to a Third Party, Alcon shall ensure that such covenant not to sue is binding upon such Third Party.

5.2    No Diminution of Rights. Oculis shall not do or omit to do anything that would substantially diminish or impair the rights of Alcon and/or its Affiliates in the Licensed IP and/or Manufacturing Platform Technology, provided however, that the foregoing shall not restrict Oculis’ discretion as to the Development, use, Manufacture and Commercialization of the Compound and/or the Licensed Products so long as Oculis complies with its obligation to use its Diligent Efforts in connection with such activities in accordance with Section 4. If any Party becomes aware of any claim or challenge to the validity of the Licensed IP and/or Manufacturing Platform Technology, it shall promptly inform the other Party.

5.3     Prosecution and Defense of Licensed Patents.

(a)    Oculis Inventions and Oculis Improvements. As of the Effective Date, Oculis shall be solely responsible for the filing, prosecution, defense (including, for example, in inter partes reviews, post-grant reviews, oppositions, and derivation proceedings) and maintenance of any Patents claiming Oculis Inventions, and Oculis Improvements. Alcon will provide such information as is required by Oculis in connection with such activities. Oculis shall be responsible for all costs and expenses incurred by it relating to such filing, maintenance, defense, and prosecution, including attorneys’ fees incurred by Oculis in connection with the Oculis Inventions and Oculis Improvements. Alcon shall reimburse Oculis for [***] of all reasonable, well documented out-of-pocket costs and expenses incurred by Oculis in connection with the prosecution and maintenance of Patents covering Oculis Improvements, which reimbursement shall be made within [***] after receipt of an invoice therefor. If Oculis elects not to prosecute and maintain or to discontinue prosecuting and maintaining any of such Patents (the “Discontinued Patents”), it shall notify Alcon in writing within [***] of such decision and Alcon may elect at its sole discretion to prosecute and maintain or to continue to prosecute and maintain the Discontinued Patents at its sole expense, in which case the Discontinued Patents shall become part of the Licensed IP. Oculis shall regularly consult with Alcon and shall keep Alcon reasonably informed of all aspects of such filing, prosecution, defense, and maintenance of such Patents covering Oculis Improvements, including providing such information and documentation as Alcon may reasonably require from time to time, and Oculis shall in good faith consider and not unreasonably reject Alcon’s comments and/or recommendations regarding the same.

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(b)    Licensed Platform Patents. Alcon shall be solely responsible for the filing, prosecution, defense (including, for example, in inter partes reviews, post-grant reviews, oppositions, and derivation proceedings) and maintenance of the Licensed Platform Patents . For Licensed Platform Patents, Alcon shall be responsible for all costs and expenses incurred in relation to such filing, maintenance, defense, and prosecution, including attorneys’ fees and internal costs incurred in connection therewith. Alcon shall regularly consult with Oculis and shall keep Oculis reasonably informed of all aspects of such filing, prosecution, defense, and maintenance of the Licensed Platform Patents to the extent pending claims are related to the Compound, including providing such information and documentation as Oculis may reasonably require from time to time, and Alcon shall in good faith consider and not unreasonably reject requests, comments and/or recommendations regarding the same, including but not limited to requests not to prosecute and maintain or to discontinue prosecuting and maintaining any Licensed Platform Patents with claims that solely relate to the Compound. The foregoing notwithstanding, if any Licensed Platform Patents are granted with claims that solely relate to the Compound and are not subject to the Delenex License, Oculis shall reimburse Alcon for all costs and expenses in relation to maintenance of such Patents, including attorney’s fees and out of pocket costs. For the avoidance of doubt, the forgoing only relates to maintenance, and not enforcement or defense. Oculis shall timely provide Alcon with instructions regarding payment of issue and grant fees and European validation decisions for Licensed Platform Patents having allowed or granted claims solely related to the Compound.

(c)    Licensed Compound Patents. Oculis shall be solely responsible for the filing, prosecution, defense (including, for example, in inter partes review, post-grant reviews, oppositions, and derivation proceedings), and maintenance of the Licensed Compound Patent identified as Alcon Docket Number [***]. Oculis shall regularly consult with Alcon and shall keep Alcon reasonably informed of all aspects of such filing, prosecution, defense, and maintenance of the Licensed Compound Patents, including providing such information and documentation as Alcon may reasonably require from time to time, and Oculis shall in good faith consider and not unreasonably reject comments and/or recommendations regarding the same. Oculis hereby agrees not to pursue any claims in the [***] patent family that do not explicitly cover the Compound. Alcon shall be solely responsible for the filing, prosecution, defense (including, for example, in inter partes review, post-grant reviews, oppositions, and derivation proceedings), and maintenance of the Licensed Compound Patent identified as Alcon Docket Number [***]. Alcon shall keep CellMedica reasonably informed of all aspects of such filing, prosecution, defense, and maintenance of the [***] patent family, and Alcon shall in good faith consider and not unreasonably reject comments and/or recommendations regarding the same to the extent required under the Delenex License. Oculis shall reimburse for [***] in connection with the prosecution and maintenance of the [***] patent family incurred after the Effective Date, which reimbursement shall be made by Oculis within [***] after receipt of an invoice therefor from Alcon. For the avoidance of doubt, the foregoing only relates to prosecution and maintenance, and not

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enforcement or defense. Oculis shall timely provide Alcon with instructions regarding payment of issue and grant fees and European validation decisions for [***] patent family having allowed or granted claims to the extent Alcon has obligations to CellMedica with respect thereto under the Delenex License.

(d)    If Alcon elects not to prosecute and maintain or to discontinue prosecuting and maintaining any Licensed Patents (“Alcon Discontinued Patents”), it shall notify Oculis in writing within [***] of such decision and Oculis may elect at its sole discretion to prosecute and maintain or to continue to prosecute and maintain the Alcon Discontinued Patents at its sole expense. If Oculis does not exercise its rights to prosecute and maintain or to continue to prosecute and maintain the Alcon Discontinued Patents at its own expense, then Oculis acknowledges that Alcon may enable CellMedica to exercise rights pursuant to Section 4.2(d) of the Delenex License.

5.4    Patent Extensions Based on Marketing Authorizations. Oculis shall have the right to file and maintain any regulatory patent extensions on any Licensed Patent (such as supplementary protection certificates or patent term extensions) to the extent such extension is based on a marketing authorization granted to Oculis for use of the Compound in the Field, whereby Oculis shall confer with Alcon to determine which, if any, of the Licensed Patents it shall apply for an extension.

5.5    Infringement. Each Party shall promptly notify the other Party of any actual, suspected or threatened infringement, violation or misappropriation within the Territory of the Licensed Patents (“Infringement”) that comes to its attention.

5.6    Right to Bring Action. Except as set forth in Section 5.7, Oculis shall have the sole right to send notices and bring and conduct actions in relation to any Infringement of the Licensed Compound Patents in the Territory to the extent such Infringement is solely within the Field in the Territory. Alcon will reasonably cooperate with Oculis in taking all reasonable steps requested by Oculis in connection with any Infringement action, including joining in Legal Proceedings. Oculis shall bear the costs of any such Legal Proceedings, and Oculis shall be entitled to any damages, account of profits and/or awards of costs recovered.

5.7    Exception. In the event that Oculis does not take reasonable steps to prevent any individual Infringement of Licensed Compound Patents within [***] or within such time as may be required by any applicable Law to prevent the loss of rights, whichever is later, of becoming aware or receiving written notice thereof, subject to the Delenex License, Alcon shall hereafter have the sole right (but shall not be under any obligation in this regard) to send notices and bring and conduct actions in relation to such Infringement. Oculis will cooperate fully with Alcon in taking all reasonable steps requested by Alcon in connection with any such Infringement action, including joining in Legal Proceedings. Alcon shall bear the costs of any such Legal Proceedings, and shall be entitled to any damages, account of profits and/or awards of costs recovered.

5.8    Settlements. The Parties shall reasonably consult with each other before accepting any settlement or any judicial finding related to the Licensed Compound Patents which is reviewable by a higher authority.

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6.     FINANCIAL PROVISIONS

6.1    Upfront Payment. As partial consideration for the licenses and rights granted to Oculis hereunder, Oculis shall pay to Alcon a one-time, non-refundable, non-creditable upfront payment (the “Upfront Payment”) of Four Million Seven Hundred and Twenty-Five Thousand Nine Hundred and Seventy-One United States Dollars and Seventy-Four cents (US$4,725,971.74). The first half of the Upfront Payment, i.e., Two Million Seven Hundred and Twenty-Five Thousand Nine Hundred and Seventy-One United States Dollars and Seventy-Four Cents (US$2,725,971.74) shall be due on [***]. The second half of the Upfront Payment, i.e., Two Million United States Dollars (US$2,000,000.00), shall be due [***].

6.2    Equity. As partial consideration for the licenses and rights granted to Oculis hereunder, Alcon shall pay to Oculis [***] to acquire an equity stake in the conditions set out in Schedule I. To that end, Oculis will [***] pursuant to the terms and conditions set forth in Schedule I. Equity should be issued to Alcon at the latest within [***] following the Execution Date (the date on which such equity is issued to Alcon being the “Effective Date”).

6.3    Milestone Payments. As partial consideration for the licenses and rights granted to Oculis hereunder, Oculis shall pay to Alcon upon achievement of the milestones set forth below (each, a “Milestone”) by Oculis itself or through any of its Affiliates or sublicensees, the corresponding one-time, non-refundable, non-creditable payments (“Milestone Payments”):

Milestone	Milestone Payment
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[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]

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6.4    Calculation of Milestone Payments. Each Milestone Payment shall be deemed earned as of the first achievement of the respective Milestone event, and is payable one time only (i.e. annual sales are not cumulative but calculated anew each annual period).

6.5     Royalty Payments.

(a)    Royalty Rates. As partial consideration for the licenses and rights granted to Oculis hereunder, during the Royalty Term, Oculis will make royalty payments to Alcon on aggregate annual Net Sales of Licensed Products in the Field by Oculis and its Affiliates and sublicensees, as set forth below:

Aggregate Annual Net Sales of Licensed Products in the Territory in a Calendar Year during the Royalty Term	Royalty Rate
Portion of Net Sales less than or equal to [***]	[***	]
Portion of Net Sales greater than [***] but less than or equal to [***]	[***	]
Portion of Net Sales greater than [***]	[***	]

[By way of example: [***].]

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The Parties acknowledge that the above Royalty Rates include a [***] royalty owed to Apexigen under the Apexigen Agreement on Oculis Net Sales (as defined in Article XVI, Section 16.28 of the Apexigen Agreement) of the Licensed Products (the “Apexigen Royalty”). Although such Apexigen Royalty will be taken into consideration by Alcon for the purposes of calculating deductions and/or reductions in Royalties owed by Oculis to Alcon under the present Section 6.5 and will be deducted from amounts due to Alcon, the Parties agree that, as expressly authorised by the Third Amendment to the Apexigen Agreement, Oculis shall pay directly to Apexigen the full [***] Royalty Rate (in the conditions and terms defined in Article VI of the Apexigen Agreement) on its Net Sales of the Licensed Products (the “Apexigen Royalty”).

(b)    Royalty Term. Royalties set forth in Section 6.5(a) will be payable on aggregate Net Sales of Licensed Products beginning from the date of the First Commercial Sale of any Licensed Product in any country in the Territory and shall continue to be paid in accordance with the terms of this Agreement until the later of (a) the expiration of the last to expire Valid Claim of any Licensed Patent covering any such Licensed Product in such country; (b) the expiration of the period of data exclusivity in any country in the Territory; or (c) twelve (12) years after First Commercial Sale of such Licensed Product in such country (the “Royalty Term”). As per Section 14.1.(b), upon the expiration of this Agreement, the license grant to Oculis in Section 2.1 shall continue on a worldwide, non-exclusive, perpetual, royalty-free, fully paid up basis. For the avoidance of doubt, and as per Section 14.8 (Survival), limitations set out in Section 2.2. (and in particular Section 2.2.(a)) shall survive termination or expiration. For the avoidance of doubt, the Apexigen Royalty shall remain due by Oculis to Apexigen for as long as they are due under the Apexigen Agreement (the “Apexigen Royalty Term”), including in the event that such Apexigen Royalty Term continues after the expiry of the Royalty Term and is thus no longer entitled to any deductions under Section 6.5.(c), (d) and (e).

(c)    Valid Claim and Loss of Market Exclusivity: If, during the Royalty Term, the relevant Licensed Product is (i) not covered by a Valid Claim in the applicable country in the Territory and/or (ii) there is a Loss of Market Exclusivity in such country, then for so long as there is no Valid Claim in such country during the Royalty Term and/or there is a Loss of Market Exclusivity in such country during and until the end of the Royalty Term, the Net Sales for such country to be included in worldwide Annual Net Sales for the purpose of the calculation of Royalties due under Section 6.5(a) will be reduced by [***]

[By way of example: [***]]

(d)    Third Party Royalty. If Oculis reasonably determines that, in order to practice any Licensed Patent within the scope of the license granted hereunder in connection with Commercialization of a Licensed Product in a country, it is necessary to obtain a patent license from a Third Party and to pay a royalty for such Licensed Product in such country, Oculis may offset [***] of the amount of royalties payable by Oculis to such Third Party under the license agreement with such Third Party in respect of such patent license against amounts Oculis is obligated to pay Alcon hereunder for such Licensed Product, but in no event shall such effect reduce by greater than [***] the royalties otherwise payable to Alcon for such Licensed Product for a particular Calendar Quarter, provided however, that Oculis shall be entitled to carry forward to the

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next Calendar Quarter a credit equal to the aggregate amount by which such Third Party royalties exceeded [***] of the royalties otherwise payable to Alcon for any preceding Calendar Quarter. Notwithstanding the foregoing, the deduction set forth in this Section 6.5(d) shall neither apply to the royalties payable under the Apexigen Agreement nor apply to any license from a Third Party to the extent such license is solely required to Develop, Manufacture or have Manufactured, and/or Commercialize the other component(s) of a Combination Product.

(e)    Limitation on Deductions. With respect to the reductions in royalties provided for in Sections 6.5(c) and (d) taken together, in no event shall such reductions in royalties be such that at any given time the royalties to be paid under Section 6.5(a) shall be reduced by more than [***]. Any amount that Oculis is entitled to deduct that is reduced by the limitation provided for in this Section 6.5(e) on the deduction shall be carried forward and Oculis may deduct such amount from subsequent amounts due to Alcon until the full amount that Oculis was entitled to deduct is deducted. In the event all royalty and milestone payments due to be made by Oculis under this Agreement have been made and there remains not yet taken as a deduction some amount of the full amount that Oculis was entitled to deduct, an amount corresponding to such remaining deduction shall be paid by Alcon to Oculis.

7.     REPORTS AND PAYMENT TERMS

7.1     Payment Terms.

(a)    Oculis shall notify Alcon in writing within [***] after achievement of the applicable Milestone and Alcon shall thereafter issue to Oculis an invoice substantially in the form provided by Alcon in respect of the applicable Milestone Payment. Oculis will pay such invoice to Alcon within [***] from the date of its receipt of the invoice.

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(b)    Within [***] after each Calendar Quarter during the Term, following the First Commercial Sale of a Licensed Product (on a Licensed Product-by-Licensed Product basis), Oculis will provide to Alcon a Sales and Royalty Report. Alcon shall submit an invoice to Oculis with respect to the Royalty amount shown therein. Oculis shall then pay such Royalty amount within [***] after the date of its receipt of the invoice.

(c)    All payments from Oculis to Alcon shall be made by wire transfer of immediately available funds in US Dollars to the credit of such bank account or accounts as may be designated by Alcon in writing to Oculis from time to time. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

7.2    Currency Exchange Rate. All payments under this Agreement shall be payable in US Dollars. The Royalty amount to be paid by Oculis in respect to the Net Sales of the Licensed Products in the Field in the Territory sold in a currency other than US Dollars shall be converted to the US Dollar equivalent using the buying rate for the applicable currency of the country from which the royalties are payable, certified by the United States Federal Reserve Bank of New York, as published from time to time by the United States Federal Reserve Board on the Internet, at http://www.federalreserve.gov/releases/h10/ or elsewhere, or if certain exchange rates are not published by the United States Federal Reserve Board on the Internet, then as published on oanda.com, in respect to the last Business Day of the Calendar Quarter ending immediately prior to the date on which the applicable Royalty payment is due or the last date prior to such last Business Day for which such certified buying rate has been published by the United States Federal Reserve Board or oanda.com, respectively

7.3    Taxes. In the event any payments to be made by Oculis to Alcon hereunder are subject to deduction or withholding of any tax under applicable Law, Oculis shall deduct in full the respective amount from the payment due and pay the full amount withheld or deducted to the relevant taxing authority. Within [***] of making such payment to the relevant taxing authority, Oculis shall deliver to Alcon proof of such payment. Each Party agrees to reasonably assist the other Party in lawfully claiming exemptions from and/or minimizing such deductions or withholdings under double taxation Laws, treaties or similar circumstances.

7.4    Sales and Royalty Report. After the First Commercial Sale in the Territory and within [***] after the end of each Calendar Quarter, Oculis will prepare and provide to Alcon a written report or reports substantially in the form set forth in Schedule J showing each of: (a) gross sales; (b) Net Sales; (c) units sold; (d) all permitted reductions to or deductions from gross sales; (e) Royalties payable for Licensed Products in the Field in the Territory on a country-by- country basis in United States Dollars during the reporting period; (f) date of First Commercial Sale for each Licensed Product in each country, and (g) less Royalties actually paid to Apexigen. For the avoidance of doubt, such written report shall also show details on the aforementioned (a) to (c) items for: (i) Oculis, its Affiliates and its sublicensees; (ii) last Calendar Quarter and year to date data, for example, up to the last month of the last Calendar Quarter; and (iii) for each Licensed Product (“Sales and Royalty Report”). Sales and Royalty Reports shall be considered Information of Oculis. For the avoidance of doubt, as agreed between the Parties and as indicated in Section 6.5.(a) above, the Apexigen Royalty shall be directly reported and paid by Oculis to Apexigen in the conditions set out in the Apexigen Agreement and for the Apexigen Royalty Term.

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7.5    Records and Audit Rights.

(a)    Oculis shall keep or cause its Affiliates and sublicensees [***] to keep, complete, true and accurate books and records in accordance with the Accounting Standards in relation to its obligations under this Agreement, including regarding Net Sales and the Sales and Royalties Report. Oculis will keep or have kept such books and records for at least [***] following the Calendar Quarter to which they pertain.

(b)    Alcon shall have the right for a period of [***] after receiving each Sales and Royalty Report to appoint an internationally-recognized independent accounting firm (hereinafter referred to as the “Auditor”) to inspect the relevant records of Oculis and its Affiliates or its sublicensees [***] to verify such reports, statements, records or books of accounts, as applicable, in each case only if and to the extent relevant for verifying compliance by Oculis of its obligations under this Agreement; provided that (i) any Auditor will have to enter into a non-disclosure agreement with Oculis, (ii) Alcon is entitled to no more than one audit per calendar year under this Section 7.5(b), and (iii) Alcon can have audited a specific period no more than once. The Auditor shall have the right to disclose to Alcon and/or other Affiliates of Alcon its conclusions regarding any payments owed or overpaid under this Agreement to the exclusion of all underlying data.

(c)    Oculis and its Affiliates and sublicensees [***] shall make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from Alcon of at least [***], its Affiliate or designated independent accounting firm, to verify the accuracy of the Sales and Royalty Reports and compliance with this Agreement. Alcon agrees to, and to cause the Auditor to, hold in confidence all information received and all information learned in the course of any audit or inspection, except to the extent that such information is not confidential and/or it is necessary to disclose it to enforce its rights under this Agreement or if disclosure is required by Law.

(d)    Alcon shall pay for such audits, as well as its own expenses associated with enforcing its rights with respect to any payments hereunder, except that, if an underpayment of more than [***] of the total payments due hereunder for the applicable Calendar Year is discovered, the reasonable fees and expenses charged by or incurred by the Auditor shall be paid by Oculis.

(e)    In the event that the final result of the inspection reveals an undisputed underpayment by Oculis, the underpaid amount shall be settled promptly to Alcon with interest thereon at [***], computed from the date such underpayment was due until the date that Oculis makes the underpayment.

(f)    For the avoidance of doubt, the information provided by Oculis pursuant to this Section 7.5 shall be deemed to be Information of Oculis for purposes of this Agreement.

(g)    In consideration of the fact that, under Section 1.2.5 of the Third Amendment of the Apexigen Agreement, Novartis shall only be relieved of its obligations to

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ensure payments on Oculis Net Sales under the Apexigen Agreement upon Oculis having effectively paid the Apexigen Royalty, Oculis shall (i) keep accurate records of royalty reports sent to Oculis and proof of payment of Apexigen Royalties made thereunder, and (ii) send Novartis, once per year, a copy such reports and proof of payments. Information communicated under this section shall be deemed to be Information of Oculis for purposes of this Agreement. For the avoidance of doubt, the present obligation shall continue for as long as the Apexigen Royalty Term (including in the event that such Apexigen Royalty Term exceeds the Royalty Term)

8.    INVENTORY

Within [***] after the Effective Date, Alcon and/or its Affiliates will provide a Letter of Authorization to [***] to inform them that Alcon has licensed certain intellectual property rights related to LME636 and ESBA105 to Oculis S.A. (“Oculis”) and that this license includes rights to certain documentation and information to the Licensed Compound and ESBA105 [***], or, [***], or stating that the Inventory (listed in Schedule D) may be directly accessed by and/or provided to Oculis. For the avoidance of doubt, the [***] after the Effective Date timeline shall apply only to the provision of the Letter of Authorisation to [***]. Timing of effective transfer of Iventory shall be decided by and between Oculis and [***] claryfing any instructions related to the handling of the production strains.

Unless otherwise agreed by the Parties, Oculis will ensure that the entire Inventory is picked up in one (1) installment. For clarity, Oculis is responsible for obtaining all necessary import licenses and other approvals or documents necessary to ship and import the Inventory to Oculis’ designated delivery address. From the Effective Date onwards Oculis will absorb all costs related to the storage of the Inventory, and [***].

If Oculis fails to provide Alcon in writing with the delivery address for the Inventory within [***] following the Effective Date, Alcon shall send a written request to Oculis for the delivery address; and if Oculis fails to provide Alcon in writing with the delivery address for the Inventory within [***] following its receipt of Alcon’s written request, then Alcon and/or its Affiliates shall be entitled to authorize [***] to destroy and dispose of the respective Inventory at Oculis’ cost and expense. For clarity, Inventory will comply with the respective specifications but will otherwise be transferred “as is,” with no warranty, expressed or implied, including a warranty for a particular purpose or use.

9.    REGULATORY

9.1    Regulatory Cooperation. The Parties shall, and shall cause their Affiliates to, promptly cooperate with each other and their Affiliates and provide such information as may be reasonably requested by the other in connection with any filings or other actions contemplated by applicable Law, with respect to the implementation and consummation of this Agreement. In connection with and without limiting the foregoing, the Parties shall and shall cause their

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respective Affiliates to, subject to applicable Law and except as prohibited by any applicable Governmental Entity:

(a)    promptly notify the other Party of any written communication to that Party or its Affiliates from any Governmental Entity, including Regulatory Authorities, concerning this Agreement or the transactions contemplated hereby, and permit the other Party to review in advance (and to consider any comments made by the other Party in relation to) any proposed written communication to any of the foregoing;

(b)    not agree to participate or participate in any substantive meeting with any Governmental Entity in respect of any filings, investigation or inquiry concerning this Agreement or the transactions contemplated hereby, unless it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate; and

(c)    furnish the other Party with copies of all correspondence, filings and written communications between it and its Affiliates and their respective representations on the one hand, and any Governmental Entity, including any Regulatory Authority, or members of their respective staffs on the other hand, with respect to this Agreement and the transactions contemplated hereby.

9.2    Transfer Assistance . Each Party shall execute and deliver to the other Party, upon such other Party’s request, all documents that are reasonably necessary or desirable to secure, preserve or implement each Party’s rights pursuant to this Agreement.

10.    REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1    Representations and Warranties by Each Party. Each Party represents and warrants to the other as of the Execution Date that:

(a)    It is a company duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation.

(b)    It has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by Law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement

(c)    This Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms.

(d)    The execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and shall not: (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a party that would impair the performance of its obligations hereunder; or (iii) violate any applicable Law.

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10.2    Alcon Representations and Warranties. Alcon represents and warrants to Oculis that as of the Execution Date:

(a)    Alcon shall comply with all applicable Law with respect to the performance of its obligations hereunder, including complying with cGMP, cGCP and cGLP, where applicable.

(b)    Alcon and/or its Affiliates is the sole owner of the Licensed IP, free and clear of all liens, and has the right to grant to Oculis the licenses under the Licensed IP and Manufacturing Platform Technology as purported to be granted hereunder.

(c)    To the best of its knowledge and belief, the Licensed Patents have been duly maintained and any renewal, application or other official fees have been paid and measures for the maintenance, protection and enforcement of the Licensed Patents have been taken.

(d)    There is no pending or, to its knowledge, threatened, litigation or other action that alleges, or any written communication alleging, that Alcon’s activities with respect to the Compound, the Licensed IP or the Manufacturing Platform Technology have infringed or misappropriated any of the Intellectual Property Rights of any Third Party.

(e)    Alcon has taken reasonable precautions to preserve the confidentiality of the Licensed Know-How and confidential Manufacturing Platform Technology and is not aware of any breach of such confidentiality.

(f)    After an initial determination of inventorship of the Licensed Patents, Alcon has not received any written claim of ownership or inventorship of any Third Party with respect to the Licensed Patents, and there is, to Alcon’s knowledge, no specific reason to anticipate such claim of ownership or inventorship

(g)    Neither Alcon, nor, to its knowledge, any employee, agent or subcontractor of Alcon, involved in connection with this Agreement or any transactions contemplated thereby has been debarred under any applicable Law, including but not limited to Subsection (a) or (b) of Section 306 of the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 335a).

(h)    Alcon shall transfer or cause to be transferred to Oculis good title to the Inventory, free and clear of all liens and encumbrances and the Inventory shall be free from any defects in design, workmanship or materials and shall not be adulterated or misbranded.

10.3    Oculis Representations, Warranties and Covenants. Oculis represents, warrants, and covenants to Alcon that, as of the Execution Date:

(a)    Oculis shall comply with all applicable Law with respect to the performance of its obligations hereunder, including complying with cGMP, cGCP and cGLP, where applicable.

(b)    (i) Neither Oculis, nor, to its knowledge, any employee, agent or subcontractor of Oculis, involved in or who will be involved in the Development, Manufacture and/or Commercialization of the Compound and/or Licensed Products has been debarred under any applicable Law, including but not limited to subsection (a) or (b) of Section 306 of the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 335a); (ii) no Person who is known by Oculis to have

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been debarred under any applicable Law, including but not limited to subsection (a) or (b) of Section 306 of said Act will be employed by Oculis in the performance of any activities hereunder; and (iii) to its knowledge, no Person on any of the FDA clinical investigator enforcement lists (including, but not limited to, the (1) Disqualified/Totally Restricted List, (2) Restricted List, and (3) Adequate Assurances List will participate in the performance of any activities hereunder.

(c)    Oculis has itself and/or through its Affiliates, subcontractors, sublicensees and distributors the capabilities and expertise, to Develop and Commercialize the Compound and the Licensed Products and perform its other obligations in accordance with this Agreement and in compliance with all applicable Laws, and Oculis covenants that it shall continue to maintain such capabilities throughout the Term.

(d)    Oculis acknowledges that (i) it has been furnished the materials relating to the Licensed Know-How and Manufacturing Platform Technology that it has requested, as well as a copy of the Third Party Agreements; (ii) it has completed to its satisfaction an independent investigation of the Licensed Patents, Licensed Know-How and Manufacturing Platform Technology that it has requested; and (iii) in making its decision to enter into this Agreement, and to consummate the transactions contemplated hereby, it has relied solely on the results of its own independent investigation and analysis and the representations and warranties set forth in Sections 10.1 and 10.2. Oculis has no knowledge that any representations or warranty of Alcon made in this Agreement are not true and correct.

(e)    Oculis has carried out an analysis whether any antitrust notifications or approvals from any relevant merger control authorities are required in connection with the transactions contemplated by this Agreement and has concluded that no such notifications or approvals are required.

10.4    Anti-Corruption Covenants.

(a)    Oculis agrees that none of its actions with respect to this Agreement will violate any anti-corruption Laws, including but not limited to the U.S. Foreign Corrupt Practices Act or any other Law applicable to bribery, or any of its respective applicable standards implementing compliance with such Laws that are adopted by Oculis and/or its Affiliates from time to time during the Term (the “Compliance Standards”), or cause Alcon and/or its Affiliates to suffer reputational harm. In connection with the foregoing, Alcon agrees to follow and comply with its own principles, guidelines and standards applicable to bribery, which policy, code of conduct and guidelines may be found here: https://www.novartis.com/our-company/corporate- responsibility/ethics-risk-compliance/anti-bribery-anti-corruption.

(b)    Specifically, with regard to anti-bribery, in addition to the above, Oculis undertakes not to bribe anyone either directly or through intermediaries, such as agents, consultants, advisers, or any other business partners (“Intermediaries”). Oculis understands that Alcon and its Affiliates do not distinguish between public officials and private persons so far as bribery is concerned; bribery is not tolerated, regardless of the status of the recipient. Oculis also agrees and undertakes not to make any facilitation payment, directly or through Intermediaries. This applies irrespective of whether or not local Law permits facilitation payments. For clarity, facilitation payments are payments to public officials to expedite the performance of duties of a non-discretionary nature. These payments are intended to influence only the timing of the public officials’ actions (e.g. payments to expedite visa issue or clearing goods through customs), but not their outcome.

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(c)    Oculis shall be solely responsible for training its personnel and sales force and any other employee who is involved with the activities set forth in this Agreement on anti-bribery at its own expense.

10.5    No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 10, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NON- INFRINGEMENT, VALIDITY, ENFORCEABILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE COMPOUND, LICENSED PRODUCT(S), AND MANUFACTURING PLATFORM TECHNOLOGY PROVIDED BY ALCON OR ITS AFFILIATES HEREUNDER ARE MADE AVAILABLE TO OCULIS ON AN “AS IS” BASIS WITHOUT WARRANTY WITH RESPECT TO COMPLETENESS, COMPLIANCE WITH REGULATORY STANDARDS OR OTHER APPLICABLE LAW OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND OF WARRANTY WHETHER EXPRESS OR IMPLIED.

11.    INDEMNIFICATION

11.1    Oculis Indemnification Obligations. Oculis shall indemnify and hold Alcon, its Affiliates and their respective officers, directors, agents and employees (“Alcon Indemnitees”) harmless from and against any and all costs, charges, claims, damages or expenses (including attorneys’ fees and expenses) (“Losses”) against or incurred by them to the extent arising or resulting from any claim, action, lawsuit, or other proceeding brought by any Third Party:

(a)    Oculis’ Licensed Product Activities and all acts or omissions related to the Compound, Licensed Products, Licensed IP, Licensed Platform Patents and/or Manufacturing Platform Technology after the Execution Date, including without limitation any claims or Losses arising from any use of Inventory by Oculis with the exception of claims that Oculis’ use of Licensed IP as permitted hereunder violates third party rights solely to the extent such claims relate exclusively to Oculis’ use of Licensed IP as permitted hereunder;

(b)    the grossly negligent, reckless or wrongful intentional acts or omissions of Oculis, its Affiliates, subcontractors or sublicensees [***];

(c)    Oculis’ breach of any representation, warranty or covenant as set forth in this Agreement;

(d)    Oculis’ breach of the scope of the licenses set forth in Section 2.1; and

(e)    any inquiry and/or investigation conducted by a Governmental Entity in connection with this Agreement, provided however, that for purposes of this Section 11.1(e), the Alcon Indemnitees’ indemnifiable Losses shall be limited to reasonable out-of-pocket expenses paid by Alcon Indemnitees to Third Parties; and

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(f)    failure of Oculis to report and pay Apexigen Royalties on Oculis Net Sales, as per Section 6.5.(a) and (b) of this Agreement, and where as a result, Apexigen has sought and obtained payment of such Apexigen Royalties from Alcon directly, as per Section 1.2.5 of the Third Amendment of the Apexigen Amendment;

provided that Oculis shall have no obligation to indemnify the Alcon Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Alcon in this Agreement, or any breach or violation of any covenant or agreement of Alcon in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Alcon Indemnitees, or matters for which Alcon is obligated to indemnify Oculis Indemnitees as provided in Section 11.2.

11.2    Alcon Indemnification Obligations. Alcon shall indemnify and hold Oculis, its Affiliates and their respective officers, directors, agents and employees (“Oculis Indemnitees”) harmless from and against any and all Losses against or incurred by them to the extent arising or resulting from any claim, action, lawsuit, or other proceeding brought by any Third Party:

(a)    the grossly negligent, reckless or wrongful intentional acts or omissions of Alcon, its Affiliates, subcontractors or sublicensees; and

(b)    Alcon’s breach of any representation, warranty or covenant as set forth in this Agreement;

provided that Alcon shall have no obligation to indemnify the Oculis Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Oculis in this Agreement, or any breach or violation of any covenant or agreement of Oculis in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Oculis Indemnitees, or matters for which Oculis is obligated to indemnify Alcon Indemnitees as provided in Section 11.1.

11.3    Indemnification Procedure. the indemnifying Party shall:

(a)    promptly notify the other Party of a Loss;

(b)    permit the other Party to participate in or lead the conduct, defense and/or settlement of such claim, proceeding, inquiry or investigation, provided however, that the indemnifying Party shall not compromise or otherwise settle the same without the other Party’s prior written consent, which shall not be unreasonably withheld or delayed; and

(c)    reasonably assist, at the indemnifying Party’s expense, in the investigation and defense of such claim, proceeding, inquiry or investigation.

11.4    No Exclusion. Neither Party excludes any liability for death or personal injury caused by its negligence or that of its employees, agents or subcontractors.

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12.    INSURANCE REQUIREMENTS

Oculis undertakes that for the Compound and/or any Licensed Product it will secure appropriate commercial general liability insurance, including contractual liability and product liability or clinical trials, if applicable, in order to provide for the financial protection related to its liabilities/responsibilities emanating from this agreement. It is understood that such insurance shall not be construed to create a limit of any Oculis’ liability with respect to its indemnification obligations under this agreement. Such policies shall name Alcon and its Affiliates as additional insured (usually for United States, Canada and Puerto Rico exposures) or indemnify Alcon and its Affiliates as principal insured (usually for rest of world exposures) and provide a waiver of subrogation in favor of Alcon and its Affiliates. Such insurance policies shall be primary and non- contributing with respect to any other similar insurance policies available to Alcon or its Affiliates. Any deductibles for such insurance shall be assumed by Oculis.

13.    LIMITATION ON LIABILITY

13.1    Special, Indirect and Other Losses. EXCEPT FOR A BREACH OF SECTION 15, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR FOR ANY ECONOMIC LOSS, DIMINUTION IN VALUE OR FOR ANY CONSEQUENTIAL OR INDIRECT LOSS WHATSOEVER, INCLUDING BUT NOT LIMITED TO LOSS OF PRODUCTION, LOSS OF USE, LOSS OF CONTRACTS AND LOSS OF PROFITS SUFFERED BY ANY OTHER PARTY.

13.2    Liability Cap. EXCEPT FOR ANY LOSSES SUBJECT TO INDEM- NIFICATION UNDER SECTION 11, IN NO EVENT SHALL ALCON’S LIABILITY FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT EXCEED THE CAP, REGARDLESS OF WHETHER OCULIS HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE). The “Cap” shall be [***].

14.    TERM AND TERMINATION

14.1    Term.

(a)    This Agreement shall come into force on the Execution Date and, subject only to earlier termination pursuant to this Article 14, shall continue until the last-to-expire Royalty Term (the “Term”).

(b)    Upon the expiration of this Agreement, the license grants to Oculis in Section 2.1 shall continue on a worldwide, non-exclusive, perpetual, royalty-free, fully paid-up basis.

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14.2    Oculis Termination without Cause. Oculis may terminate this Agreement without cause at any time upon [***] prior written notice to Alcon.

14.3    Oculis Termination for Cause. Upon written notice to Alcon, Oculis may terminate this Agreement for cause due to the following events:

(a)    an Insolvency Event occurs;

(b)    Alcon materially breaches its obligations hereunder and fails to cure such breach within a period of [***] after the occurrence of such material breach; or

(c)    upon [***] written notice for material scientific, technical or medical reasons or in case of a material adverse change, i.e., any change which are so substantial and adverse to Oculis as to render a further continuation of the Agreement commercially unreasonable or otherwise not viable.

14.4    Alcon Termination for Cause. Upon written notice to Oculis, Alcon may terminate this Agreement for cause due to the following events:

(a)    Oculis fails to pay any undisputed amount due under Section 6 and Oculis fails to remedy such failure within [***] of receipt of a written notice from Alcon specifying such failure;

(b)    an Insolvency Event occurs; or

(c)    Oculis materially breaches its obligations hereunder and fails to cure such breach within a period of [***] after the occurrence of such material breach; or

(d)    Following negative clinical trial results, Oculis terminates development of the Licensed Product and does not pursue any further indications in the Field, which it shall notify Alcon of within a period of [***] following its decision to terminate all further developments.

The Parties agree that termination by Alcon pursuant to letters (a) and (c) of this Section 14.4 is a remedy to be invoked only if (i) the breach deprives Alcon from the material benefits of the transactions contemplated under this Agreement and (ii) such breach cannot be adequately remedied through a combination of specific performance and the payment of money damages.

14.5    Effect of Termination. Except as otherwise specifically provided in this Section 14.5, in the case of termination in accordance with Section 14.2 (Oculis Termination without Cause), Section 14.3 (Oculis Termination for Cause), or Section 14.4 (Alcon Termination for Cause):

(a)    All the licenses and rights granted to Oculis hereunder will cease and revert to Alcon as of the date of such termination and Oculis shall cease all use thereof.

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(b)    Oculis shall promptly return to Alcon and/or its Affiliates, or, at Alcon’s request, destroy, all Inventory, material, and documents provided to Oculis related to the Compound, ESBA105 and/or any Licensed Products hereunder.

(c)    Oculis shall promptly return to Alcon and/or its Affiliates, or, at Alcon’s request, destroy, all Licensed Know-How and Manufacturing Platform Technology provided to Oculis pursuant to Section 3.1(a) and Section 3.1.(b) of this Agreement.

(d)    To the extent permitted by applicable Law, and at Alcon’s request and expense, Oculis will promptly assign to Alcon and/or its Affiliates all Regulatory Approvals, Regulatory Filings, regulatory dossiers and other regulatory materials submitted and controlled by Oculis related to the Licensed IP, Licensed Platform Patents and/or Manufacturing Platform Technology. If Oculis is restricted under applicable Law from transferring ownership of any of the foregoing items to Alcon, Oculis shall grant Alcon and/or its Affiliates (or its or their designee(s)) a right of reference or use to such item (it being understood that Oculis shall transfer the same to Alcon when possible). Oculis shall, at Alcon’s request and expense, take actions reasonably necessary to effect such transfer or grant of right of reference or use to Alcon and/or its Affiliates, including by making such filings as may be required with Regulatory Authorities in the Territory that may be necessary to record such assignment or effect such transfer.

(e)    Solely in the event of termination by Oculis pursuant to Section 14.3(b), Oculis shall be permitted to sell any remaining inventory of Licensed Product(s) in the ordinary course of business until such inventory of Licensed Product(s) is depleted or for a period of [***] from the date of such termination by Oculis, whichever period of time is shorter. For the avoidance of doubt, in no event shall Oculis be permitted to sell any Inventory (including any work in process).

14.6    Accrued Rights. The early termination or expiration of this Agreement for any reason will be without prejudice to any rights that have accrued to the benefit of either Party prior to the early termination or expiration of this Agreement, and any and all damages arising from any breach or default hereunder, including any payments due to Alcon from Oculis hereunder. Upon the early termination or expiration of this Agreement for any reason, the Parties shall have no further obligation to perform any activities under this Agreement other than as provided for or referenced in this Section 14.

14.7    Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement, and whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies under applicable Law will remain available except as otherwise agreed to herein.

14.8    Survival. Notwithstanding any other provision of this Agreement, the following provisions shall survive the termination or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive for so long as required to give effect to the subject matter of the provision: Section 1 (Definitions and Interpretation), Section 2.2 (Sublicensing) Section 2.3 (Reservation of Rights), Section 5.1 (Ownership; Grant-Back to Alcon), Section 6.5(a) (only to the extent it applies to the Apexigen Royalty) Section 7 (Reports and Payment Terms), Section 11

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(Indemnification), Section 13 (Limitation on Liability), Section 14.1 (Term), Section 14.5 (Effect of Termination), Section 14.6 (Accrued Rights), Section 14.7 (Termination Not Sole Remedy), this Section 14.8 (Survival), Article 15 (Confidentiality), Section 17.1 (Governing Law), Section 17.3 (Injunctive Relief), Section 17.5 (Force Majeure), Section 17.6 (Notices) and Section 17.7. For the avoidance of doubt, all provisions relating to the Apexigen Royalty shall survive this Agreement for as long as the Apexigen Royalty Term.

15.    CONFIDENTIALITY

15.1    Duty of Confidence. Subject to the other provisions of this Section 15, all Information will be maintained by the Parties in confidence and otherwise safeguarded by the Parties. Each Party may only use the Information strictly for the purposes of this Agreement and pursuant to the rights and obligations of such Party under this Agreement. Subject to the other provisions of this Section 15, each Party shall hold as confidential such Information of the other Party or such Party’s Affiliates (in the case of Alcon, where Affiliates of Alcon disclose Information) in the same manner and with the same protection as such recipient Party maintains its own confidential information, but in no event less than a reasonable degree of care. Subject to the other provisions of this Section 15, a Party may only disclose Information to employees, agents, contractors, consultants and advisers of such Party to its Affiliates and their employees, agents and contractors, and in the case of Oculis, Oculis may also disclose (i) Information to its sublicensees [***] to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement, provided that such Persons are bound to maintain the confidentiality of the Information in a manner consistent with the confidentiality provisions of this Agreement, and (ii) Licensed Know-How to the extent reasonably necessary in connection with the exercise of the license granted to it hereunder, including interactions with Regulatory Authorities and Governmental Entities dealing with pricing and/or reimbursement of a Licensed Product.

15.2    Exceptions. The obligations under this Section 15 shall not apply to any Information to the extent the recipient Party can demonstrate by competent evidence that such Information:

(a)    is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates as evidenced by its written records;

(b)    was known to, or was otherwise in the possession of, the recipient Party or its Affiliates prior to the time of disclosure by the disclosing Party or any of its Affiliates;

(c)    is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates; or

(d)    is independently developed by or on behalf of the recipient Party or its Affiliates, as evidenced by its written records, without reference to the Information disclosed by the disclosing Party or its Affiliates under this Agreement.

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15.3    Authorized Disclosures.

(a)    In addition to disclosures allowed under Section 15.2, Oculis may disclose Information belonging to Alcon or its Affiliates to the extent such disclosure is necessary in connection with the Regulatory Filings for a Licensed Product.

(b)    In addition to disclosures allowed under Section 15.2, either Party may disclose Information belonging to the other Party (and/or its Affiliates) to the extent such disclosure is necessary to: (i) prosecute or defend litigation as permitted by this Agreement, (ii) comply with applicable court orders or governmental regulations or any securities regulatory organization’s disclosure requirements, and/or (iii) communicate with current or potential lenders, investors, acquirers, or merger partners on a need-to-know basis under confidentiality provisions no less restrictive than those of this Agreement.

(c)    In the event the recipient Party is required to disclose Information of the disclosing Party by Law or in connection with bona fide legal process, such disclosure shall not be a breach of this Agreement, provided that the recipient Party (i) informs the disclosing Party as soon as reasonably practicable of the required disclosure; (ii) limits the disclosure to the required purpose; and (iii) at the disclosing Party’s request and expense, assists in an attempt to object to or limit the required disclosure.

15.4    Ongoing Obligation for Confidentiality. Upon early termination of this Agreement for any reason, each Party and its Affiliates shall immediately (a) return to the other Party or destroy any Information supplied or disclosed by the other Party together with all hard copies thereof, except for (i) such copies as must be retained pursuant to applicable Law, and (ii) one copy which may be retained in its confidential files for archive purposes; (b) destroy all notes and all summaries or extracts in any medium prepared by or on behalf of recipient derived from this Information; and (c) use all best efforts to procure that all third parties, to which this Information was disclosed, destroy or erase any Information contained in any materials and documentation recorded in any memory device.

15.5    Termination of Prior Confidentiality Agreement. This Agreement supersedes and replaces the Confidentiality Agreement between the Parties dated February 12, 2018. All information exchanged between the Parties under such Confidentiality Agreement shall be deemed Information hereunder and shall be subject to the terms of this Section 15.

16.    PRESS RELEASES AND PUBLICATIONS

Neither Party shall issue any press release, trade announcement or make any other public announcement or statement with regard to the transactions contemplated by this Agreement without the other Party’s prior written consent, which shall not be unreasonably withheld. Where consent is forthcoming, the Parties agree to consult with each other regarding the content of any such press release or other announcement. The aforementioned restriction shall not apply to announcements required by any Regulatory Authority, security exchanges or Governmental Entity under applicable Law, provided, that in such event the Parties shall coordinate the wording and Oculis shall take into consideration any requests of Alcon. Each Party hereto acknowledges that Oculis and Alcon shall have the right to disclose a brief summary of the transaction, including the amounts payable by Oculis under this Agreement, in its official financial reports.

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17.    MISCELLANEOUS

17.1    Governing Law. This Agreement shall be governed by and construed under the Laws of Switzerland, without giving effect to the conflicts of Laws provisions thereof, and with the exclusion of the Vienna Convention on the International Sale of Goods.

17.2    Dispute Resolution and Arbitration. In the event of a significant controversy, claim, or dispute arising out of or relating to this Agreement, or its interpretation, performance, nonperformance or any breach of any respective obligations hereunder (hereinafter collectively referred to as a “Dispute”), the Parties will refer the Dispute to a Senior Officer in the case of Oculis and to the Global Head of Alliance Management in the case of Alcon, who shall attempt in good faith to resolve such dispute within [***] of notice of the dispute being sent to the Senior Officer and the Global Head of Alliance Management (in the conditions set out in Section 17.6). If the Dispute is not resolved within [***] after a Party requested that the Dispute be referred to the Senior Officer of Oculis and the Global Head of Alliance Management of Alcon, then, the Parties agree that the Dispute shall be exclusively resolved through binding arbitration conducted under the auspices of the International Chamber of Commerce (the “ICC”) pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect (the “ICC Rules”). The location of arbitration shall be in the city of Zurich. The arbitration shall be conducted in the English language before three (3) arbitrators appointed in accordance with the ICC Rules; provided that at least one such arbitrator shall have had, by the time of the actual arbitration, at least ten (10) years of experience as an attorney and experience in the pharmaceuticals industry so as to better understand the legal, business and scientific issues addressed in the arbitration. Unless otherwise mutually agreed by the Parties, any arbitration hereunder it shall be brought at the location of the Party which first received the notice required under this Section. Unless agreed otherwise by the Parties, the Parties shall have thirty (30) days from the appointment of the last to be appointed of the three (3) arbitrators to present and/or submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [***] of such submission. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue which clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed to by the Parties. The Parties shall use all reasonable efforts to keep arbitration costs to a minimum. Each Party must bear its own attorneys’ fees and associated costs and expenses, as well as an equal share of the fees and costs incurred by ICC and the arbitrators. The Parties shall use all reasonable efforts to make witnesses available for the proceedings

17.3    Assignment.

(a)    Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, which consent shall not be unreasonably conditioned, withheld or delayed.

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(b)    Notwithstanding Section 17.3(a), Alcon may, without the consent of Oculis, assign and/or novate this Agreement or any of its rights or obligations (i) to an Affiliate; (ii) to a successor to all or substantially all of its business or assets to which this Agreement relates; or (iii) to Novartis Pharma AG or any of its affiliates at any time, regardless of whether Alcon is, at the time of such assignment and/or novation, an affiliate of Novartis Pharma AG; provided however, that such assignment shall be subject to a written agreement that (i) requires the assignee to comply with all applicable obligations of this Agreement, and (ii) is not in conflict with any term of this Agreement, and that Alcon shall give Oculis prior written notice at least [***] before the execution of a binding agreement.

(c)    Notwithstanding Section 17.3(a), Oculis may, without the consent of Alcon, assign and/or novate this Agreement or any of its rights or obligations to an Affiliate; provided however, that such assignment to an Affiliate shall be subject to a written agreement that (i) requires the assignee to comply with all applicable obligations of this Agreement, and (ii) is not in conflict with any term of this Agreement.

(d)    Notwithstanding Section 17.3(a), Oculis may, without the consent of Alcon, assign any of its rights under this Agreement to a Third Party in the event of a Change of Control in Oculis, and:

(i)    Alcon shall have the right to require that Oculis, the Third Party with whom such Change of Control is effected and each of their respective Affiliates, (1) adopt procedures reasonably calculated, as approved by Alcon (whereby Alcon shall be deemed to have given its approval if within [***] from receipt of Oculis’ request to grant such approval, Alcon has not provided Oculis with a written answer detailing how to amend the suggested procedures so that they will be approved) to limit the dissemination of Sensitive Information to only those Persons employed by or under contract with Oculis or its successor, in each case having a need to know such Sensitive Information in order for Oculis to perform its obligations and exercise its rights under this Agreement; and (2) [***].

(ii)    For the purpose of this Section 17.3(d), “Change of Control” means, with respect to Oculis: (1) the sale, conveyance, transfer, or lease of all or substantially all of Oculis’ assets or business relating to this Agreement to any Third Party; (2) a merger, reorganization or consolidation involving Oculis in which the total voting power of the stock of Oculis outstanding immediately prior thereto ceases to represent at least fifty percent (50%) of the combined voting power of the stock outstanding of the surviving entity normally entitled to vote in elections of directors immediately after such merger, reorganization or consolidation; or (3) a Person or group of Persons acting in concert becoming the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the stock then outstanding of Oculis normally entitled to vote in elections of directors.

(iii)    For the purpose of this Section 17.3(d), “Sensitive Information” means [***].

(e)    Any assignee shall assume all obligations of the assigning Party under this Agreement (or the assigned portion in the case of any partial assignment), and no permitted assignment shall relieve the assignor of liability hereunder. Any attempted assignment in

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contravention of this Section 17.2 will be null and void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

17.4    Injunctive Relief. The Parties understand and agree that monetary damages may not be a sufficient remedy for breach of this Agreement and that each Party will be entitled to seek equitable relief, including injunction and specific performance for any such breach. Nothing contained in this Agreement shall be construed as limiting a Party’s right to any other remedies it may have under this Agreement or in Law, including, without limitation, the recovery of damages for breach of this Agreement.

17.5    Force Majeure. If and to the extent that either Party is prevented or delayed by Force Majeure from performing any of its obligations under this Agreement and promptly so notifies the other Party in writing, specifying the matters constituting Force Majeure together with such evidence in verification thereof as it can reasonably give and specifying the period for which it is estimated that the prevention or delay will continue, then the Party so affected shall be relieved of liability to the other for failure to perform or for delay in performing such obligations (as the case may be), but shall nevertheless use its commercially reasonable efforts to resume full performance thereof.

17.6    Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand or by express courier service (in both instances with written confirmation of receipt), or (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses set forth below (or to such other addresses as a Party may designate by written notice):

If to Oculis:

Oculis SA

EPFL Innovation Park, c/o Building C

1015 Lausanne, Switzerland

Attn: Chief Executive Officer

If to Alcon:

Alcon Research, Ltd.

6201 South Freeway

Fort Worth, Texas USA 76134

Attn: General Counsel

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With a copy to:

Alcon Research, Ltd.

6201 South Freeway

Fort Worth, Texas USA 76134

Attn: Head, Alliance Management

Each Party may change its address for purposes of this Agreement by written notice to the other Party.

17.7    Data Privacy. Due to the purpose of this Agreement both Novartis and Agency are considered Data Controllers. “Data Controller” means the natural or legal person which alone or jointly with others determines the purposes for and the means of the processing of Personal Information. Without limitation of any provision of this Agreement, both parties agree to comply with all applicable local Data Protection Legislation governing the confidentiality, privacy and/or security of information governed by applicable privacy law (“Personal Information”). Both parties shall implement adequate and reasonable safeguards to prevent the use or disclosure of Personal Information other than as provided for in this Agreement, and to protect the confidentiality, integrity, and availability of such information. Both parties understand and agree that the confidentiality, privacy and security requirements contained in this Agreement also apply to any permitted sub-contractors, temporary employees or other third-parties who process any Personal Information or any confidential or proprietary information relating to Novartis. At any time during the processing of Personal Information, each party shall immediately (but no later than [***] from the date) inform the other of any data security breach involving Personal Information. Each party agrees to assist and cooperate with the other party concerning any disclosures to affected data subjects, government or regulatory agencies and with any other remedial measures requested or required under any law.

17.8    Waiver and Amendments. The failure of a Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

17.9    Severability. Without prejudice to any other rights that a Party may have pursuant to this Agreement, every provision of this Agreement is intended to be severable. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement, which shall remain in full force and effect. The Parties hereto agree to consult each other and to agree upon a new stipulation which is permissible under the Law and which comes as close as possible to the original purpose and intent of the invalid, void or unenforceable provision.

17.10    Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

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17.11    Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Alcon and Oculis, or to constitute one as the agent of the other. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other.

17.12    Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

17.13    Further Assurances. Alcon and Oculis hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

17.14    Headings. Titles or captions of articles and sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

17.15    English Language. This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement and in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

17.16    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

(Signature Page Follows)

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Alcon Research Ltd I OC11lis SA - License Agreemmt

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date.

ALCON RESEARCH, LTD.

By:	/s/ Fleur Herrenschmidt	By:	/s/ Sven Werner

Name:	Fleur Herrenschmidt	Name:	Sven Werner

Title:	Senior Legal Counsel	Title:	Gl. BD&L Head Divestment & Outlicensing

Date:	19 Dec 2018	Date:	19/12/2018

OCULISSA

By:	/s/ Riad Sherif	By:	/s/ Lionel Carnot

Name:	Riad Sherif, M.D.	Name:	Lionel Carnot

Title:	CEO	Title:	Director

Date:	19 Dec 2018	Date:	19 December 2018

(Signature Page to Alcon Research Ltd I Oculis License Agreement)

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SCHEDULE A

LME636

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Schedule A

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SCHEDULE B

DEVELOPMENT PLAN

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Schedule B

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SCHEDULE C

ESBA105

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Schedule C

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SCHEDULE D

INVENTORY OF LME636

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Schedule D

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INVENTORY OF ESBA105 (SURROGATE)

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Schedule D

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SCHEDULE E

LICENSED KNOW-HOW

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{197 pages omitted}

Schedule E

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SCHEDULE F-1

LICENSED COMPOUND PATENTS

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Schedule F-1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

SCHEDULE F-2

LICENSED PLATFORM PATENTS

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Schedule F-2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

{2 pages omitted}

Schedule F-2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

SCHEDULE G

THIRD PARTY AGREEMENTS

Below are the list of Third Party Agreements as per Section 2.2.(e) including references to the specific provisions which Oculis must comply with or will benefit from.

For the avoidance of doubt, references to a provision in a specific agreement shall be implied to refer to any amended version of such provision (if and there has been an amendment, and including if and where such amendment occurs after the signing of the License Agreement between Oculis and Alcon), and all capitalised terms in the provisions shall have the meeting attributed to them in the respective agreements.

Alcon shall not, and ensure that its Affiliates do not, without the prior written consent of Oculis, agree to an amendment or modification of any Third Party Agreement listed in this Schedule G if such amendment or modification results in an increase of Oculis’ obligations or a diminishment of Oculis’ rights.

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{2 pages omitted}

Schedule G-2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

SCHEDULE H

FORM OF REPORTING TEMPLATE

BI-ANNUAL SUMMARY REPORT FOR ALCON RESEARCH LTD: LME 636

General information

Written by:	Enter employee name	Period start date:	Enter period start date
Title:	Enter employee title	Period end date:	Enter period end date
Completed:	Enter current date	Sent to:	Enter name of recipients

Licensed Product Activities for the Compound and/or Licensed Product(s) for prior 6 months

Activities	Due date	Status
Enter activity item 1	Enter due date	Enter status
Enter activity item 2	Enter due date	Enter status
Enter activity item 3	Enter due date	Enter status
Enter activity item 4	Enter due date	Enter status
Enter activity item 5	Enter due date	Enter status
Enter activity item 6	Enter due date	Enter status

Anticipated Licensed Product Activities for the Compound and/or Licensed Product(s) for next mths

Planned activities	Due date	Progress
Enter planned activity 1	Enter due date	Enter progress
Enter planned activity 2	Enter due date	Enter progress
Enter planned activity 3	Enter due date	Enter progress
Enter planned activity 4	Enter due date	Enter progress
Enter planned activity 5	Enter due date	Enter progress
Enter planned activity 6	Enter due date	Enter progress

SCHEDULE I

MATERIAL TERMS OF EQUITY ISSUANCE

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Schedule H

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Alcon Research Ltd / Oculis SA – License Agreement

SCHEDULE J

SALES AND ROYALTY REPORT FORM

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